                                                                      Exhibit 23

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-31674, 33-50301, 33-62155, 333-01519, 333-02353, 333-26961, 333-26963,
333-22867, 333-86983, 333-86985 and 333-86987 on Form S-8 and Registration
Statement No. 333-22867 on Form S-3 of our reports dated October 25, 2000 appearing and incorporated by reference in this Annual Report on Form 10-K of AGL Resources Inc. for the year ended September 30, 2000.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

Atlanta, Georgia
December 18, 2000